UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2008 (November 18, 2008)

VERENIUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 674-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2008, Verenium Corporation announced that Jeffrey G. Black, who had been Vice President and Chief Accounting Officer, had been named interim Chief Financial Officer (Principal Financial Officer) of Verenium. Mr. Black’s appointment was announced in a press release dated November 18, 2008, which is attached hereto as Exhibit 99.1 and incorporated by reference herein. Mr. Black also previously entered into the form of indemnity agreement entered into by all Verenium directors and executive officers, which is attached hereto as Exhibit 99.2 an incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1
Press Release of Verenium Corporation dated November 18, 2008 filed as an exhibit to the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 18, 2008, and incorporated herein by reference.

99.2
Form of Indemnity Agreement entered into between Verenium Corporation and its directors and executive officers, filed as an exhibit to the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 7, 2007, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: November 21, 2008	By:	/s/ Gerald M. Haines II
	Name:	Gerald M. Haines II
	Title:	Executive Vice President and Chief Legal Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1
Press Release of Verenium Corporation dated November 18, 2008 filed as an exhibit to the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 18, 2008, and incorporated herein by reference.

99.2
Form of Indemnity Agreement entered into between Verenium Corporation and its directors and executive officers, filed as an exhibit to the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 7, 2007, and incorporated herein by reference.